Exhibit 99.1
BigBand Announces Third Quarter 2010 Results
REDWOOD CITY, Calif., October 19, 2010 (BUSINESS WIRE) — BigBand Networks, Inc., (NASDAQ: BBND), a leader in digital video networking, today reported financial results for the third quarter ended September 30, 2010.
Revenues for the third quarter of 2010 were $26.8 million, compared to $22.2 million for the third quarter of 2009. GAAP net loss for the third quarter of 2010 was $7.3 million, or ($0.11) per share, compared to GAAP net loss of $10.9 million, or ($0.16) per diluted share, reported in the third quarter of 2009.
On a non-GAAP basis, the Company reported a net loss of $4.0 million, or ($0.06) per share, in the third quarter of 2010. This compares to a net loss of $5.9 million, or ($0.09) per diluted share, reported in the third quarter of 2009. Third quarter 2010 non-GAAP results exclude $3.3 million in stock-based compensation expense, $0.1 million restructuring benefits and related income taxes. Our non-GAAP results reflect the adjustments described in the Reconciliation of GAAP to non-GAAP Financial Measures attached to this press release.
The Company closed the third quarter of 2010 with $152.3 million in cash and marketable securities.
“Our third quarter financial results were in line with the outlook we provided on August 4. We continue to invest in our product portfolio and recently achieved major milestones, including the release of our next generation edge QAM on our multi service platform,” commented Amir Bassan-Eskenazi, President and CEO of BigBand Networks. “Our latest technology converges our QAM innovation with our media services platform to enable new services including personal TV, advanced advertising and highly efficient bandwidth management. We remain focused on bringing new products to market, expanding our geographic reach and improving our financial position going forward.”
Fourth Quarter 2010 Business Outlook:
For the fourth quarter of 2010, management provides the following outlook:
•	Net revenues are expected to be in the range of $25.0 million to $28.0 million.

•	GAAP gross margins are expected to be in the range of 50% to 52%.

•	Non-GAAP gross margins are expected to be in the range of 52% to 54%.

•	GAAP operating expenses are expected to be in the range of $21.0 million to $21.5 million.

•	Non-GAAP operating expenses, excluding stock-based compensation expense, are expected to be in the range of $18.5 million to $19.0 million.

•	GAAP net loss per share is expected to be in the range of ($0.09) to ($0.11).

•	Non-GAAP net loss per share is expected to be in the range of ($0.05) to ($0.07).
The following table shows our non-GAAP outlook for the quarter ending December 31, 2010 reconciled to our GAAP outlook.

	Estimated Loss per Share
	Low	High
GAAP net loss	($0.09)	($0.11)
Stock-based compensation and related income taxes	0.04	0.04

Non-GAAP net loss	($0.05)	($0.07)

Non-GAAP Financial Measures
BigBand reports all financial information required in accordance with U.S. generally accepted accounting principles (GAAP), but we believe that evaluating our ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Many of our investors have requested that we disclose non-GAAP information because it is useful in understanding our performance as it excludes non-cash and other one-time charges or benefits that many investors feel may obscure our true operating results. Likewise, management uses non-GAAP measures to manage and assess the profitability of our business going forward and does not consider stock-based compensation expense and related taxes, or restructuring charges in managing our operations. Specifically, management does not consider these expenses/benefits when developing and monitoring our budgets and spending. The economic substance behind our decision to exclude stock-based compensation relates to these charges being non-cash in nature. We exclude restructuring charges, as they are one-time events. As a result, we use calculations of non-GAAP operating income, net income, net income per share and gross margin, which exclude these expenses when evaluating our ongoing operations and allocating resources within the organization.
As a result, our management believes it is useful for itself and investors to review both GAAP information that includes such charges and non-GAAP financial measures that exclude these charges because management believes such information enables readers of these financial results to have a better understanding of the overall performance of our ongoing business operations in the periods presented.
Whenever we use a non-GAAP financial measure, we provide a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

Conference Call Details for October 19, 2010
BigBand Networks will host a corresponding conference call and live webcast at 2:00 p.m. Pacific Time today. To access the conference call, dial +1-877-941-8418 for the U.S. or Canada and +1-480-629-9809 for international callers. The webcast will be available live on the Investor Relations section of the Company’s corporate website, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 4:00 p.m. Pacific Time on October 19, 2010 until 11:59 p.m. Pacific Time on October 26, 2010, by dialing +1-800-406-7325 or +1-303-590-3030 for callers outside the U.S. and Canada, and entering passcode 4373838#.
Cautionary Statement
The statements in this release regarding our continued investments in our product portfolio, the benefits from major milestones including our recently-announced next-generation QAM, our focus on bringing new products to market, expanding our geographic reach, improving our financial position going forward, and our GAAP and non-GAAP business outlook, as applicable, with respect to the quarter ending December 31, 2010 (including revenues, gross margins, operating expenses and loss per share) are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: changes in demand for video services, the market acceptance of our new and existing products; our ability to develop our new products on a timely basis; the financial strengths of our current and potential customers; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; the timing of recognition of a significant portion of our net revenues given the complex systems integration involved; our ability to manage operating expenses effectively; the level of orders that are received and can be shipped in a given quarter; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to BigBand’s Report on Form 10-Q for the three months ended June 30, 2010. You can obtain copies of our SEC filings on the SEC’s Web site (http://www.sec.gov).
Stockholders of BigBand Networks are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. BigBand Networks does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this October 19, 2010 press release, or to reflect the occurrence of unanticipated events.

About BigBand Networks
BigBand Networks, Inc. (NASDAQ: BBND) provides broadband service providers with innovative digital video networking solutions designed to make it easier to move, manage and monetize video. These solutions are based on BigBand’s video-networking platforms that are built to enable efficient and reliable delivery across a wide range of services, including digital TV, high definition TV, advanced advertising, video-on-demand and interactive TV. BigBand Networks has done business with more than 200 customers — including seven of the ten largest service providers in North America — and leading cable and telco service providers in North America, Asia and Europe. BigBand Networks is based in Redwood City, Calif., with offices worldwide. For additional information about the company, please call +1.650.995.5000, email info@bigbandnet.com or visit www.bigbandnet.com.
BigBand Networks’ brand and product names are service marks, trademarks or registered trademarks of BigBand Networks, Inc. in the United States and other countries. All other marks are the property of their respective owners.
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BigBand Networks, Inc.
Condensed Consolidated Balance Sheets
(In thousands, Unaudited)

	As of September 30,	As of December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$11,108	$24,894
Marketable securities	141,146	147,014

Total cash, cash equivalents and marketable securities	152,254	171,908
Accounts receivable, net	5,709	18,495
Inventories, net	11,879	4,933
Prepaid expenses and other current assets	3,845	6,177

Total current assets	173,687	201,513

Property and equipment, net	9,165	11,417
Goodwill	1,656	1,656
Other non-current assets	7,399	9,002

Total assets	$191,907	$223,588

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,668	$9,483
Accrued compensation and related benefits	5,234	5,023
Current portion of deferred revenues, net	21,031	32,428
Current portion of other liabilities	4,236	7,083

Total current liabilities	39,169	54,017

Deferred revenues, net, less current portion	9,251	12,438
Other liabilities, less current portion	1,819	2,642
Accrued long-term Israeli severance pay	4,691	4,215

Stockholders’ equity:
Common stock	69	67
Additional paid-in-capital	295,912	283,704
Accumulated other comprehensive income	279	124
Accumulated deficit	(159,283)	(133,619)

Total stockholders’ equity	136,977	150,276

Total liabilities and stockholders’ equity	$191,907	$223,588

BigBand Networks, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts, Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Net revenues:
Products	$16,261	$12,647	$57,747	$68,795
Services	10,490	9,555	27,632	36,321

Total net revenues	26,751	22,202	85,379	105,116

Cost of net revenues:
Products	10,208	8,211	33,534	34,193
Services	2,872	2,885	9,181	9,169

Total cost of net revenues	13,080	11,096	42,715	43,362

Gross profit	13,671	11,106	42,664	61,754

Operating expenses:
Research and development	12,432	11,698	39,034	34,308
Sales and marketing	4,483	6,009	16,531	18,313
General and administrative	4,024	4,612	12,560	14,109
Restructuring (credits) charges	(139)	—	900	1,356
Class action litigation charges	—	—	—	477

Total operating expenses	20,800	22,319	69,025	68,563

Operating loss	(7,129)	(11,213)	(26,361)	(6,809)
Interest income	225	544	1,077	2,137
Other (expense) income, net	(134)	31	(317)	(62)

Loss before provision for income taxes	(7,038)	(10,638)	(25,601)	(4,734)
Provision for income taxes	216	220	63	767

Net loss	$(7,254)	$(10,858)	$(25,664)	$(5,501)

Basic net loss per common share	$(0.11)	$(0.16)	$(0.38)	$(0.08)

Diluted net loss per common share	$(0.11)	$(0.16)	$(0.38)	$(0.08)

Shares used in GAAP basic net loss per common share	68,853	66,368	68,067	65,666

Shares used in GAAP diluted net loss per common share	68,853	66,368	68,067	65,666

BigBand Networks, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts, Unaudited)

	Three Months Ended September 30, 2010
		Stock-based
	GAAP	Compensation	Restructuring	Non-GAAP
	Results	and Income Taxes	credits	Results

Net revenues:
Products	$16,261	$—	$—	$16,261
Services	10,490	—	—	10,490

Total net revenues	26,751	—	—	26,751

Cost of net revenues:
Products	10,208	(331)	—	9,877
Services	2,872	(215)	—	2,657

Total cost of net revenues	13,080	(546)	—	12,534

Gross profit	13,671	546	—	14,217

Operating expenses:
Research and development	12,432	(1,257)	—	11,175
Sales and marketing	4,483	(424)	—	4,059
General and administrative	4,024	(1,063)	—	2,961
Restructuring credits	(139)	—	139	—

Total operating expenses	20,800	(2,744)	139	18,195

Operating loss	(7,129)	3,290	(139)	(3,978)
Interest income	225	—	—	225
Other expense	(134)	—	—	(134)

Loss before provision for income taxes	(7,038)	3,290	(139)	(3,887)
Provision for income taxes	216	(84)	—	132

Net loss	$(7,254)	$3,374	$(139)	$(4,019)

Basic net loss per common share	$(0.11)			$(0.06)

Diluted net loss per common share	$(0.11)			$(0.06)

Shares used in basic net loss per common share	68,853			68,853

Shares used in diluted net loss per common share	68,853			68,853

BigBand Networks, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts, Unaudited)

	Nine Months Ended September 30, 2010
	GAAP	Stock-based	Restructuring	Non-GAAP
	Results	Compensation	charges	Results

Net revenues:
Products	$57,747	$—	$—	$57,747
Services	27,632	—	—	27,632

Total net revenues	85,379	—	—	85,379

Cost of net revenues:
Products	33,534	(1,015)	—	32,519
Services	9,181	(707)	—	8,474

Total cost of net revenues	42,715	(1,722)	—	40,993

Gross profit	42,664	1,722	—	44,386

Operating expenses:
Research and development	39,034	(3,944)	—	35,090
Sales and marketing	16,531	(1,735)	—	14,796
General and administrative	12,560	(3,272)	—	9,288
Restructuring charges	900	—	(900)	—

Total operating expenses	69,025	(8,951)	(900)	59,174

Operating loss	(26,361)	10,673	900	(14,788)
Interest income	1,077	—	—	1,077
Other expense	(317)	—	—	(317)

Loss before provision for income taxes	(25,601)	10,673	900	(14,028)
Provision for income taxes	63	41	—	104

Net loss	$(25,664)	$10,632	$900	$(14,132)

Basic net loss per common share	$(0.38)			$(0.21)

Diluted net loss per common share	$(0.38)			$(0.21)

Shares used in basic net loss per common share	68,067			68,067

Shares used in diluted net loss per common share	68,067			68,067

BigBand Networks, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts and percentages, Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

GAAP and Non-GAAP net revenues as reported	$26,751	$22,202	$85,379	$105,116

GAAP cost of net revenues as reported	$13,080	$11,096	$42,715	$43,362
Inventory recovery relating to CMTS platform	—	—	—	73
Stock-based compensation expense	(546)	(562)	(1,722)	(1,521)

Non-GAAP cost of net revenues	$12,534	$10,534	$40,993	$41,914

GAAP gross profit as reported	$13,671	$11,106	$42,664	$61,754
Inventory recovery relating to CMTS platform	—	—	—	(73)
Stock-based compensation expense	546	562	1,722	1,521

Non-GAAP gross profit	$14,217	$11,668	$44,386	$63,202

As a percentage of net revenues:
GAAP gross profit as reported	51.1%	50.0%	50.0%	58.7%

Non-GAAP gross profit	53.1%	52.6%	52.0%	60.1%

GAAP operating loss as reported	$(7,129)	$(11,213)	$(26,361)	$(6,809)
Inventory recovery relating to CMTS platform	—	—	—	(73)
Stock-based compensation expense:
- Cost of net revenues	546	562	1,722	1,521
- Research and development	1,257	1,346	3,944	3,566
- Sales and marketing	424	687	1,735	1,751
- General and administrative	1,063	1,210	3,272	3,460
Restructuring (credits) charges	(139)	—	900	1,356
Class action litigation charges	—	—	—	477

Non-GAAP operating (loss) income	$(3,978)	$(7,408)	$(14,788)	$5,249

GAAP net loss as reported	$(7,254)	$(10,858)	$(25,664)	$(5,501)
Inventory recovery relating to CMTS platform	—	—	—	(73)
Stock-based compensation expense	3,290	3,805	10,673	10,298
Restructuring (credits) charges	(139)	—	900	1,356
Class action litigation charges	—	—	—	477
Tax benefits (adjustments)	84	1,114	(41)	(352)

Non-GAAP net (loss) income	$(4,019)	$(5,939)	$(14,132)	$6,205

Basic Non-GAAP net (loss) income per common share	$(0.06)	$(0.09)	$(0.21)	$0.09

Diluted Non-GAAP net (loss) income per common share	$(0.06)	$(0.09)	$(0.21)	$0.09

Shares used in Basic Non-GAAP net (loss) income per common share	68,853	66,368	68,067	65,666

Shares used in Diluted Non-GAAP net (loss) income per common share	68,853	66,368	68,067	68,619